UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): September 18, 2006

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 18, 2006, Cell Therapeutics, Inc. (the “Corporation”) entered into a letter agreement with Rodman & Renshaw, LLC and Punk, Ziegel and Company (the “Engagement Letter”), as placement agents, relating to the proposed offering of shares of the Company’s common stock and warrants to investors. A copy of the Engagement Letter is attached hereto as Exhibit 10.2 and incorporated by reference herein.

In addition, the Corporation entered into a Securities Purchase Agreement, dated as of September 18, 2006 (the “Purchase Agreement”) by and among the Corporation and the purchasers introduced to the Corporation by the placement agents signatory thereto (the “Investors”). Pursuant to the Purchase Agreement, the Corporation agreed to issue to the Investors 23,121,394 shares of its common stock, no par value (the “Common Stock”) in a registered offering at an issue price of $1.73 per share.

The Corporation also agreed to issue the Investors warrants to purchase an additional 5,780,352 shares of common stock at an exercise price of $1.73 per share (the “Warrants”). The Warrants may be exercised at any time over a period of 90 days from the date of the issuance and are governed by the terms of a Greenshoe Common Stock Purchase Warrant, dated as of September 18, 2006, by and between the Corporation and each Investor (the “Warrant Agreement”).

The issuance of the Common Stock pursuant to the Purchase Agreement is subject to certain closing conditions.

The shares, warrants and shares issuable upon exercise of the warrants are registered under the Securities Act of 1933, as amended (the “Act”), on the Company’s previously filed and effective Registration Statement on Form S-3 (Registration No. 333-131533). The Company filed a base prospectus and a prospectus supplement relating to the issuance and sale of the shares, warrants and shares issuable upon exercise of the warrants with the Securities and Exchange Commission on September 20, 2006.

The descriptions of terms and conditions of the Engagement Letter, Purchase Agreement and Warrant Agreement set forth herein does not purport to be complete and are qualified in their entirety by the full text of the Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, and the Warrant Agreement, the form of which is included as Exhibit 4.1 and is incorporated herein by reference.

The Corporation knows of no material relationship between the Corporation or its affiliates and the Investors other than in respect of the Purchase Agreement. The corporation knows of no material relationship between the Corporation or its affiliates and the placement agents other than in respect of the Engagement Letter.

Attached as Exhibit 5.1 is the opinion of O’Melveny & Myers LLP relating to the validity of the issue and sale of the shares and the issuance of the shares upon exercise of the warrants and the enforceability of the Warrant Agreement.

On September 19, 2006, the Company issued a press release relating to the matters described herein, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached with this report on Form 8-K:

4.1	Form of Warrant (included as Exhibit B to Exhibit 10.1)

5.1	Form of Opinion of O’Melveny & Myers LLP

10.1	Securities Purchase Agreement, dated September 18, 2006, by and between the Corporation and the investors signatory thereto.

10.2	Letter Agreement, dated September 15, 2006, by and between the Corporation, Rodman & Renshaw, LLC and Punk, Ziegel and Company

99.1	Press Release dated September 19, 2006 of Cell Therapeutics, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: September 20, 2006	By:	/s/ Louis A. Bianco
Louis A. Bianco Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit Number
4.1	Form of Warrant (included as Exhibit B to Exhibit 10.1)

5.1	Form of Opinion of O’Melveny & Myers LLP

10.1	Securities Purchase Agreement, dated September 18, 2006, by and between the Corporation and the investors signatory thereto.

10.2	Letter Agreement, dated September 15, 2006, by and between the Corporation, Rodman & Renshaw, LLC and Punk, Ziegel and Company

99.1	Press Release dated September 19, 2006 of Cell Therapeutics, Inc.